CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual Report on Form 10-K of Buyonate, Inc. for the year ended December 31, 2008, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	the annual Report on Form 10-K of Buyonate, Inc. for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the annual Report on Form 10-K for the year ended December 31, 2008, fairly presents in all material respects, the financial condition and results of operations of Buyonate, Inc.

By:	/s/Husni Hassadiyeh

Name:	Husni Hassadiyeh

Title:	Principal Executive Officer and Director

Date:	March 5, 209

By:	/s/ Inbar Kuta

Name:	Inbar Kuta

Title:	Principal Executive Officer, Principal Accounting Officer and Director

Date:	March 5, 2009